                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a party other than the Registrant / /

Check the appropriate box:
  / / Preliminary Proxy Statement
  / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  /X/ Definitive Proxy Statement
  / / Definitive Additional Materials

  / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           ALBANY INTERNATIONAL CORP.
                               ------------------

                (Name of Registrant as Specified In Its Charter)
                            ------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  /X/ No fee required.

  / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  / / (4) Proposed maximum aggregate value of transaction:

  / / (5) Total fee paid:

      / / Fee paid previously with preliminary materials.

      / / Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1) Amount Previously Paid:

          (2) Form, Schedule or Registration Statement No.:

          (3) Filing Party:

          (4) Date Filed:

                                     [LOGO]

                                                                  March 30, 2001

    To the Stockholders of Albany International Corp.:

    You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Albany International Corp. which will be held at the Company's headquarters, 1373 Broadway, Albany, New York at 11:00 a.m. on Thursday, May 10, 2001.

    Following the Annual Meeting, all stockholders are invited to join us for a luncheon, after which there will be a tour of the Dryer Fabrics plant lasting about one hour.

    If you plan to attend the meeting, the luncheon and the plant tour, please so indicate on the enclosed reply card so that we can make the necessary arrangements. The reply card and your completed proxy should be mailed separately. (An addressed, postage-prepaid envelope is enclosed for your return of the proxy.)

    Information about the meeting, including a description of the various matters on which the stockholders will act, will be found in the formal Notice of Annual Meeting and in the Proxy Statement which is attached. The Annual Report for the fiscal year ended December 31, 2000 is being mailed to you with these materials.

Sincerely yours,

/s/FRANCIS L. McKONE

FRANCIS L. McKONE

    CHAIRMAN OF THE BOARD

                           ALBANY INTERNATIONAL CORP.
                        1373 BROADWAY, ALBANY, NEW YORK
            MAILING ADDRESS: P. O. BOX 1907, ALBANY, NEW YORK 12201

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 10, 2001

    The Annual Meeting of Stockholders of Albany International Corp. will be held at the Company's headquarters, 1373 Broadway, Albany, New York, on Thursday, May 10, 2001 at 11:00 a.m., Eastern Time, for the following purposes:

        1. To elect eleven Directors to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified.

        2.  To consider and take action on a proposal to elect
    PricewaterhouseCoopers LLP as auditors for the Company for 2001.

        3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    Only stockholders of record at the close of business on March 12, 2001 will be entitled to vote at the Annual Meeting of Stockholders or any adjournment or adjournments thereof.

    Whether or not you plan to be present at the Annual Meeting, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY to ensure that your shares are voted. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                                          THOMAS H. HAGOORT
                                          SECRETARY

March 30, 2001

                                PROXY STATEMENT

    This proxy statement is furnished in connection with the solicitation by the Board of Directors of Albany International Corp. ("the Company"), 1373 Broadway, Albany, New York (P.O. Box 1907, Albany, New York 12201), of proxies in the accompanying form for use at the Annual Meeting of Stockholders to be held on May 10, 2001 and at any adjournment or adjournments thereof. Each properly executed proxy in such form received prior to the Annual Meeting will be voted with respect to all shares represented thereby and will be voted in accordance with the specifications, if any, made thereon. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS. IN ADDITION, THE SHARES WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO (1) ANY MATTER OF WHICH THE COMPANY DID NOT HAVE NOTICE PRIOR TO FEBRUARY 10, 2001, (2) THE ELECTION OF A PERSON AS A DIRECTOR IN SUBSTITUTION FOR A NOMINEE NAMED IN THIS PROXY STATEMENT WHO, AT THE TIME OF THE MEETING, IS UNABLE, OR FOR GOOD CAUSE IS UNWILLING, TO SERVE, (3) ANY STOCKHOLDER PROPOSAL PROPERLY EXCLUDED FROM THIS PROXY STATEMENT AND
(4) MATTERS INCIDENT TO THE CONDUCT OF THE MEETING. If a stockholder is a participant in the Company's Dividend Reinvestment Plan, the Albany International Corp. Prosperity Plus 401(k) Plan or the Albany International Corp. Prosperity Plus ESOP, a properly executed proxy will also serve as voting instructions with respect to shares in the stockholder's account in such plans. A proxy may be revoked at any time prior to the voting thereof. This proxy statement and the accompanying form of proxy are first being mailed to stockholders of the Company on or about March 30, 2001.

    The only persons entitled to vote at the Annual Meeting and any adjournment or adjournments thereof are (1) holders of record at the close of business on March 12, 2001 of the 25,034,678 shares of the Company's Class A Common Stock outstanding on such date and (2) holders of record at the close of business on March 12, 2001 of the 5,869,457 shares of the Company's Class B Common Stock outstanding on such date. Each share of Class A Common Stock is entitled to one vote on each matter to be voted upon. Each share of Class B Common Stock is entitled to ten votes on each matter to be voted upon.

    Under the by-laws of the Company, the presence, in person or by proxy, of shares having a majority of the total number of votes entitled to be cast at the meeting is necessary to constitute a quorum. Under Delaware law, if a quorum is present, a plurality of the votes cast at the meeting by the shares present in person or by proxy and entitled to vote is required for the election of directors and a majority of the votes entitled to be cast at the meeting by the shares present in person or by proxy is required for the election of the auditors. Shares present at the meeting in person or by proxy and entitled to vote which abstain or fail to vote on any matter will be counted as present and entitled to vote but such abstention or failure to vote will not be counted as an affirmative or negative vote. In the case of the election of auditors, an abstention or failure to vote will have the same effect as a negative vote, whether or not this effect is intended.

    Under New York Stock Exchange rules, brokerage firms are generally permitted to vote in their discretion on behalf of clients who have been requested to provide voting instructions, and have failed to do so, by a date specified in a statement from the brokerage firm accompanying proxy materials distributed to its clients. Brokerage firms generally do not have such discretion, however, as to any contested action, any authorization for a merger or consolidation, or any matter which may affect substantially the rights or privileges of stockholders. In such a case, broker "non-votes" would be treated as shares that are present at the meeting but fail to vote. The Company anticipates that brokerage firms will be able to vote in their discretion on the proposals to elect directors and to elect PricewaterhouseCoopers LLP as auditors.

                             ELECTION OF DIRECTORS

    Eleven members of the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Unless otherwise specified on the proxy, the shares represented by a proxy in the accompanying form will be voted for the election of the eleven nominees listed below, all of whom are presently serving as directors. If at the time of the meeting any nominee should be unable, or for good cause should be unwilling, to serve, which event is not anticipated, the shares will be voted for a substitute nominee proposed by the Board of Directors, unless the Board reduces the number of Directors.

                          FRANCIS L. McKONE joined the Company in 1964. He has been a
[PHOTO]                   Director of the Company since 1983. He has served as
                          Chairman of the Board since 1998. He also served as Chief
                          Executive Officer from 1993 until October, 2000, President from 1984 to 1998, Executive Vice President from 1983 to
                          1984, Group Vice President-Paper Making Products Group from
                          1979 to 1983, and prior to 1979 as Vice President of the
                          Company and Division President-Paper Making Products, U.S.
                          He is a member of the Paper Industry Management Association, the Technical Association of the Pulp and Paper Industry,
                          the Canadian Pulp and Paper Association and the Advisory
                          Board of Albank, a division of Charter One Bank. He also
                          serves as a Director of Thermo Fibergen, Inc. and Thermo
                          Fibertek, Inc., and is a Trustee of Rensselaer Polytechnic
                          Institute. Age 66.

                          FRANK R. SCHMELER joined the Company in 1964. He has been a
[PHOTO]                   Director of the Company since 1997. He has served as Chief
                          Executive Officer of the Company since October, 2000 and
                          President since 1998. He served as Chief Operating Officer from 1997 to 2000, as Executive Vice President from 1997 to
                          1998, as Senior Vice President from 1988 to 1997, as Vice
                          President and General Manager of the Felt Division from 1984 to 1988, as Division Vice President and General Manager,
                          Albany International Canada from 1978 to 1984 and as Vice
                          President of Marketing, Albany International Canada from
                          1976 to 1978. Age 62.

                          THOMAS R. BEECHER, JR. has been a Director of the Company
[PHOTO]                   since 1969. In 2000, he became a partner in the law firm of
                          Phillips, Lytle, Hitchcock, Blaine & Huber L.L.P. He has
                          been President of Ballynoe LLC, venture capital investments, since 1999. He has also been President and a Director of
                          Beecher Securities Corporation, venture capital investments, since 1979. He is a Regent Emeritus of Canisius College,
                          Chairman of the Board of the Buffalo Niagara Medical Campus
                          Inc., immediate past Chair and a Director of Kaleida Health and a founder and Director of the Buffalo Inner-City
                          Scholarship Opportunity Network. Age 65.

                          CHARLES B. BUCHANAN joined the Company in 1957. He has
[PHOTO]                   served the Company as a Director since 1969. He also served as Vice President and Secretary of the Company from 1980
                          until 1997. He is a Director of Fox Valley Corporation, a
                          Trustee of Skidmore College and Albany Medical Center and
                          President of the Capital Region Sponsor-a-Scholar Program.
                          Age 69.

                          G. ALLAN STENSHAMN has been a Director of the Company since
[PHOTO]                   1983. Since 1999 he has served as a Counsellor to the law
                          firm Lagerlof & Leman (previously Advokatfirman Lagerlof) in
                          Stockholm, Sweden, which, among other activities, provides legal services to Swedish subsidiaries of the Company. He
                          previously served as a partner in Lagerlof & Leman from 1976 until 1999. He is the Chairman of the Board and a director of six Swedish subsidiaries of the Company: Albany
                          Nordiskafilt AB; Nordiskafilt AB; Nordiska Maskinfilt AB;
                          Nomafa AB; Albany Wallbergs AB; and DEWA Consulting AB. In
                          addition, he holds directorships in, and is the Chairman of, a number of Swedish subsidiaries of U.S. companies,
                          including BAX Global International, Inc., Cypress
                          Semiconductor Corporation, Mars, Incorporated, Merck & Co.,
                          Inc. and Philip Morris Companies Inc. Age 67.

                          BARBARA P. WRIGHT has been a Director of the Company since
[PHOTO]                   1989. Since 1985, she has been a partner in the law firm of
                          Finch, Montgomery, Wright & Emmer, which is located in Palo
                          Alto, California. She is General Counsel and Secretary of
                          The David and Lucile Packard Foundation, Secretary of
                          several other nonprofit charitable organizations, including
                          The Monterey Bay Aquarium Foundation, The Packard Humanities
                          Institute, and The Stanford Theatre Foundation, and a
                          Director of The Monterey Bay Aquarium Research Institute.
                          Age 54.

                          JOSEPH G. MORONE has been a Director of the Company since
[PHOTO]                   1996. Since 1997, Dr. Morone has served as President of
                          Bentley College, which focuses on the integration of
                          information technology with a broad business and arts and
                          sciences curriculum, graduating more business majors than
                          any other college or university in New England. Prior to
                          joining Bentley, Dr. Morone served as Dean of the Lally
                          School of Management and Technology at Rensselaer
                          Polytechnic Institute and held the Andersen Consulting
                          Professorship of Management. He is a Director of Transworld
                          Entertainment Corporation and Inroads, Incorporated, and is
                          Vice-Chair of the Board of Governors of the New England
                          Medical Center. Age 47.

                          CHRISTINE L. STANDISH has been a Director of the Company
[PHOTO]                   since 1997. She has also served as a Director of the J. S.
                          Standish Company since 1988. Previously, she served the
                          Company as a Corporate Marketing Associate from 1989 to
                          1991, and was employed as a Graphic Designer for Skidmore,
                          Owings & Merrill. She is on the Board of Trustees for Albany
                          Academy for Girls and the Albany Institute of History & Art.
                          She is the sister of John C. Standish and the daughter of J.
                          Spencer Standish. Age 35.

                          ERLAND E. KAILBOURNE has been a Director of the Company
[PHOTO]                   since 1999. On December 31, 1998 he retired as Chairman and
                          Chief Executive Officer (New York Region) of Fleet National
                          Bank, a banking subsidiary of Fleet Financial Group, Inc. He was Chairman and Chief Executive Officer of Fleet Bank, also a banking subsidiary of Fleet Financial Group, Inc. from
                          March, 1993 until its merger into Fleet National Bank in
                          November, 1997. He is Chairman and President of The John R.
                          Oishei Foundation, a Trustee of the Trooper Foundation of
                          New York State, a member of the New York State Office of
                          Science, Technology & Academic Research Advisory Council,
                          and a Director of the New York ISO Utilities Board, Adelphia
                          Communications Corporation, Bush Industries, Inc., Rand
                          Capital Corporation, Statewide Zone Capital Corporation,
                          Allegany Co-op Insurance Company and USA Niagara Development
                          Corp. Age 59.

                          JAMES L. FERRIS has been a Director of the Company since
[PHOTO]                   February, 2001. Since 1996, he has served as President and
                          Chief Executive Officer of the Institute of Paper Science
                          and Technology, located in Atlanta, Georgia. Prior to
                          joining the Institute, he was a long-time employee of
                          Weyerhaeuser Company, most recently serving as Vice
                          President of Pulp, Paper and Packaging Research from 1988
                          until 1995. He is a member of the American Forest and Paper
                          Association Chief Technology Officers Committee. Age 57.

                          JOHN C. STANDISH has been a Director of the Company since
[PHOTO]                   February, 2001. He has also served as a Director of the J.
                          S. Standish Company since 1988. He has served as Director,
                          PAC Pressing and Process Technology for the Company since
                          2000. He previously served as Manager of the Company's
                          forming and engineered fabrics manufacturing facility in
                          Portland, Tennessee from 1998 to 2000, Production Manager of
                          Albany International B.V. in Europe from 1994 to 1998, a
                          Department Manager for the Press Fabrics Division from 1991 to 1994 and Design Engineer for Albany International Canada
                          from 1986 to 1991. He is the brother of Christine L.
                          Standish and the son of J. Spencer Standish. Age 37.

SHARE OWNERSHIP

    As of the close of business on March 12, 2001, shares of capital stock of the Company were beneficially owned by each of the directors, the named officers and all directors and officers as a group, as follows:

                                        SHARES OF                                        SHARES OF
                                         CLASS A                                          CLASS B
                                          COMMON                  PERCENT OF               COMMON           PERCENT OF
                                          STOCK                  OUTSTANDING               STOCK           OUTSTANDING
                                       BENEFICIALLY                CLASS A              BENEFICIALLY         CLASS B
                                         OWNED(A)                COMMON STOCK              OWNED           COMMON STOCK
                                    ------------------      ----------------------      ------------      --------------
Francis L. McKone.................             550,657(b)                   2.16 %          1,050(c)                    (d)
Thomas R. Beecher, Jr.............             907,497(e)                   3.50 %        645,625(f)               11.00 %
Charles B. Buchanan...............              98,335(g)                         (d)          --                     --
G. Allan Stenshamn................               6,637                            (d)          --                     --
Barbara P. Wright.................              48,853(h)                         (d)          --                     --
Joseph G. Morone..................               2,435                            (d)          --                     --
Christine L. Standish.............             417,806(i)                   1.64 %        153,022(j)                2.61 %
Frank R. Schmeler.................             281,218(k)                         (d)          --                     --
Erland E. Kailbourne..............               1,100                            (d)          --                     --
James L. Ferris...................                  --                            (d)          --                     --
John C. Standish..................             421,189(l)                   1.65 %        153,022(m)                2.61 %
Michael C. Nahl...................             343,352(n)                   1.35 %          1,050                       (d)
Edward Walther....................              80,000(o)                         (d)          --                     --
William M. McCarthy...............              39,765(p)                         (d)          --                     --
All officers and directors as a
  group (24 persons)..............           2,615,670                      9.91 %        651,237                  11.10 %

------------------------

(a) Since shares of Class B Common Stock are convertible at any time into shares of Class A Common Stock on a one-for-one basis, they are reflected in the above table both as Class B shares beneficially owned and as Class A shares beneficially owned.

(b) Includes (i) 51,607 shares owned outright, (ii) 498,000 shares issuable upon exercise of options exercisable currently or within 60 days and (iii) 1,050 shares issuable upon conversion of an equal number of shares of Class B Common Stock.

(c) Includes 1,050 shares owned outright. Does not include 3,368,013 shares held by J. S. Standish Company, of which he was a director during 2000.

(d) Ownership is less than 1%.

(e) Includes (i) 10,161 shares owned outright, (ii) 1,711 shares owned by the Messer Foundation, an entity over the assets of which Mr. Beecher shares voting and dispositive power, (iii) 645,625 shares issuable upon conversion of an equal number of shares of Class B Common Stock and (iv) 250,000 shares issuable upon exercise of options held by the Standish Delta Trust, a trust of which Mr. Beecher is trustee and as to which he shares voting and investment power. The nature of Mr. Beecher's ownership of Class B shares is described in note (f) below. Does not include 104 shares owned by his spouse, as to which shares he disclaims beneficial ownership.

(f) Includes (i) 247,154 shares held by a trust for the sole benefit of John C. Standish (son of J. Spencer Standish) and (ii) 247,153 shares held by a trust for the sole benefit of Christine L. Standish (daughter of J. Spencer Standish). Mr. Beecher is the sole trustee of such trusts with sole voting and investment power. Also includes 151,318 shares held by the Standish Delta Trust. Does not include 3,368,013 shares held by J. S. Standish Company, of which he is a director.

(g) Includes (i) 45,616 shares owned outright, (ii) 3,300 shares issuable upon exercise of options exercisable currently or within 60 days, and
    (iii) 49,419 shares held by trusts of which he is the sole trustee with sole voting and investment power and of which his wife is a beneficiary. Does not include 5,254 shares held by a trust of which Mr. Buchanan is a beneficiary. Mr. Buchanan has no voting or dispositive power as to such trust and disclaims beneficial ownership of such shares. Also does not include 4,238 shares owned outright by his spouse, as to which shares he disclaims beneficial ownership.

(h) Includes 48,853 shares owned outright or as community property with her spouse. Does not include 790,381 shares held in various trusts of which she is a beneficiary but in regard to which she has no voting or investment power.

(i) Includes (i) 1,449 shares owned outright, (ii) 153,022 shares issuable upon conversion of an equal number of shares of Class B Common Stock,
    (iii) 1,335 shares held by Ms. Standish or her husband, an employee of the Company, in their respective accounts in the Company's 401(k) retirement savings and employee stock ownership plans, (iv) 250,000 shares issuable upon exercise of options held by the Standish Delta Trust, a trust of which Ms. Standish is a beneficiary and as to which she shares voting and investment power, and (v) 12,000 shares issuable upon exercise of options currently exercisable. The nature of Ms. Standish's beneficial ownership of the Class B shares is described in note (j) below.

(j) Includes (i) 1,704 shares owned outright and (ii) 151,318 shares owned by the Standish Delta Trust. Does not include (i) 247,153 shares held by a trust for her sole benefit, as to which she has no voting or investing power, (ii) 3,368,013 shares held by J. S. Standish Company, of which she is a director, (iii) 10,700 shares held by the Christine L. Standish Gift Trust, a trust for the benefit of her descendants as to which she has no voting or investment power, or (iv) 120,000 shares held by The Christine L. Standish Delta Trust, a trust for the benefit of her descendants as to which she has no voting or investment power.

(k) Includes (i) 36,718 shares owned outright and (ii) 244,500 shares issuable upon exercise of options exercisable currently or within 60 days. Does not include 100 shares held as custodian for his granddaughter, as to which shares he disclaims beneficial ownership.

(l) Includes (i) 153,022 shares issuable upon conversion of an equal number of shares of Class B Common Stock, (ii) 2,267 shares held by Mr. Standish in his account in the Company's 401(k) retirement savings and employee stock ownership plans, (iii) 250,000 shares issuable upon exercise of options held by the Standish Delta Trust, a trust of which Mr. Standish is a beneficiary and as to which he shares voting and investment power and (iv) 15,900 shares issuable upon exercise of options currently exercisable. The nature of Mr. Standish's beneficial ownership of the Class B shares is described in note (m) below.

(m) Includes (i) 1,704 shares owned outright and (ii) 151,318 shares owned by the Standish Delta Trust. Does not include (i) 247,154 shares held by a trust for his sole benefit, as to which he has no voting or investment power, (ii) 3,368,013 shares held by J. S. Standish Company, of which he is a director, (iii) 10,700 shares held by the John C. Standish Gift Trust, a trust for the benefit of his descendants as to which he has no voting or investment power, or (iv) 120,000 shares held by the John C. Standish Delta Trust, a trust for the benefit of his descendants as to which he has no voting or investment power.

(n) Includes (i) 2,302 shares owned outright, (ii) 340,000 shares issuable upon exercise of options exercisable currently or within 60 days and (iii) 1,050 shares issuable upon conversion of an equal number of shares of Class B Common Stock.

(o) Issuable upon exercise of options exercisable currently or within 60 days.

(p) Includes (i) 2,265 shares held in the Company's employee stock ownership plan and (ii) 37,500 shares issuable upon exercise of options exercisable currently or within 60 days.

    Each of the individuals named in the preceding table has sole voting and investment power over shares listed as beneficially owned, except as indicated.

    The following persons have informed the Company that they were the "beneficial owners" (as defined by Rule 13d-3 of the Securities Exchange Act of
1934) of more than five percent of the Company's outstanding shares of Class A Common Stock:

                                                    SHARES OF         PERCENT OF
                                                COMPANY'S CLASS A     OUTSTANDING
                                                  COMMON STOCK          CLASS A
NAME(S) (A)                                    BENEFICIALLY OWNED*   COMMON STOCK*
-----------                                    -------------------   -------------
J. Spencer Standish..........................           5,227,707(b)    17.27%
Shapiro Capital Management Company, Inc......           3,398,870(c)    13.63%
J. S. Standish Company(d)....................           3,368,013(e)    13.45%
FMR Corp.....................................           2,653,443(f)    10.63%
Bruce B. Purdy...............................           1,725,536(g)     6.92%
Mellon Financial Corporation.................           1,409,530(h)     5.65%
Wellington Management Company, LLP...........           1,263,411(i)     5.07%

* As of December 31, 2000, except for FMR Corp., whose holdings are shown as of January 31, 2001, and J. Spencer Standish and J. S. Standish Company, whose holdings are shown as of March 12, 2001.

------------------------

(a) Addresses of the beneficial owners listed in the above table are as follows:
    J. Spencer Standish, One Schuyler Meadows Road, Loudonville, New York 12211; Shapiro Capital Management Company, Inc., 3060 Peachtree Road, N.W., Atlanta, Georgia 30305; J. S. Standish Company, c/o J. Spencer Standish, One Schuyler Meadows Road, Loudonville, New York 12211; FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02104; Bruce B. Purdy, P.O. Box 8047, Incline Village, Nevada 89452; Mellon Financial Corporation, One Mellon Center, Pittsburgh, Pennsylvania 15258; and Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109.

(b) Includes (i) 16,000 shares issuable upon exercise of options and
    (ii) 5,211,707 shares issuable upon conversion of an equal number of shares of Class B Common Stock. 1,843,694 shares of Class B Common Stock are held by trusts as to which he has sole voting and investment power; the remaining 3,368,013 shares are held by J. S. Standish Company. See note (d) below. Does not include (w) 16,488 shares of Class A Common Stock beneficially owned by his daughter, Christine L. Standish, a director of the Company,
    (x) 19,871 shares of Class A Common Stock beneficially owned by his son, John C. Standish, a director of the Company, (y) 250,000 shares issuable upon exercise of options held by the Standish Delta Trust, a trust as to which he has no voting or investment power, or (z) 151,318 shares issuable upon conversion of an equal number of shares of Class B Common Stock held by the Standish Delta Trust. Mr. Standish disclaims beneficial ownership of such shares.

(c) Shapiro Capital Management Company, Inc. is an investment adviser under the Investment Advisers Act of 1940. In its capacity as investment adviser to various clients owning the reported shares, it may be deemed to have beneficial ownership of such shares. Shapiro Capital Management
    Company, Inc. has sole power to vote or direct the vote of, and sole power to dispose of or direct the disposition of, all of such shares.

(d) J. S. Standish Company is a corporation as to which J. Spencer Standish holds the power to elect all of the directors. Current directors of J. S. Standish Company include J. Spencer Standish, John C. Standish (son of J. Spencer Standish), Christine L. Standish (daughter of J. Spencer Standish) and Thomas R. Beecher, Jr. (a director of the Company).

(e) Includes 3,368,013 shares issuable on conversion of an equal number of shares of Class B Common Stock.

(f) Represents shares beneficially owned by subsidiaries of FMR Corp. Such subsidiaries are investment advisers to investment companies or investment managers of client accounts. FMR Corp. and/or one or more of such subsidiaries has sole power to vote or direct the vote of 282,870 such shares, and sole power to dispose or direct the disposition of all of such shares.

(g) Includes (i) 1,414,083 shares held by trusts as to which Mr. Purdy shares voting and investment power, and (ii) 131,453 shares held by trusts as to which his wife shares voting and investment power as co-trustee (Mr. Purdy disclaims beneficial ownership of such shares). Also includes 180,000 shares transferred to Meadowbrook Equity Fund III LLC in exchange for Fund interests. A trust as to which Mr. Purdy shares voting and investment power has the right to reacquire such shares. (Mr. Purdy disclaims beneficial ownership of such shares.)

(h) Represents shares owned by various direct and indirect subsidiaries of Mellon Financial Corporation. Mellon Financial Corporation and/or one or more of such subsidiaries has sole power to vote or direct the vote of 1,375,632 such shares, sole power to dispose or direct the disposition of 1,404,749 such shares, and shared power to vote or direct the vote, and shared power to dispose or direct the disposition of, 4,712 such shares.

(i) Wellington Management Company, LLP, ("WMC") is an investment adviser registered under the Investment Advisers Act of 1940. WMC, in its capacity as investment adviser, may be deemed to have beneficial ownership of the listed shares of Class A Common Stock that are owned by numerous investment advisory clients. WMC has sole power to vote or direct the vote of none of such shares, shared power to vote or direct the vote of 157,654 such shares, and shared power to dispose or direct the disposition of all of such shares.

    The following persons have informed the Company that they are the beneficial owners of more than five percent of the Company's outstanding shares of Class B Common Stock as of March 12, 2001:

                                                    SHARES OF         PERCENT OF
                                                COMPANY'S CLASS B    OUTSTANDING
                                                   COMMON STOCK        CLASS B
NAME(S) (A)                                     BENEFICIALLY OWNED   COMMON STOCK
-----------                                     ------------------   ------------
J. Spencer Standish...........................      5,211,707(b)        88.79%
J. S. Standish Company(c).....................      3,368,013           57.38%
Thomas R. Beecher, Jr.........................        645,625(d)        11.00%

------------------------

(a) Addresses of the beneficial owners listed in the above table are as follows:
    J. Spencer Standish, One Schuyler Meadows Road, Loudonville, New York 12211;
    J. S. Standish Company, c/o J. Spencer Standish, One Schuyler Meadows Road, Loudonville, New York 12211; Thomas R. Beecher, Jr., c/o Ballynoe LLC, 200 Theater Place, Buffalo, New York 14202.

(b) Includes (i) 3,368,013 shares held by J. S. Standish Company, a corporation of which he is a director and as to which he holds the power to elect all of the directors and (ii) 1,843,694 shares held by trusts as to which he has sole voting and investment power. Does not include 1,704 shares of Class B Common Stock owned outright by his son, John C. Standish, or 1,704 shares of Class B Common Stock owned outright by his daughter, Christine L. Standish, as to which shares J. Spencer Standish disclaims beneficial ownership.

(c) See note (d) on page 8 of this proxy statement.

(d) Includes (i) 247,154 shares held by a trust for the sole benefit of John C. Standish (son of J. Spencer Standish) and (ii) 247,153 shares held by a trust for the sole benefit of Christine L. Standish (daughter of J. Spencer Standish). Mr. Beecher is the sole trustee of such trusts with sole voting and investment power. Also includes 151,318 shares held by the Standish Delta Trust, of which he is trustee with shared voting and investment power. Does not include 3,368,013 shares held by J. S. Standish Company, of which he is a director.

VOTING POWER OF MR. STANDISH

    J. Spencer Standish, related persons (including Christine L. Standish and John C. Standish, directors of the Company) and Thomas R. Beecher, Jr., as sole trustee of trusts for the benefit of descendants of J. Spencer Standish, now hold in the aggregate shares entitling them to cast approximately 70% of the combined votes entitled to be cast by all stockholders of the Company. Accordingly, if J. Spencer Standish, related persons and Thomas R. Beecher, Jr., as such trustee, cast votes as expected, election of the director nominees listed above and election of PricewaterhouseCoopers LLP as the Company's auditors will be assured.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth information regarding compensation of the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers (together hereinafter referred to as "the Named Officers"), based on salary and bonuses earned during 2000.

                                                                                         LONG-TERM
                                                    ANNUAL COMPENSATION                COMPENSATION
                                           -------------------------------------   ---------------------
                                                                                   RESTRICTED
                                 FISCAL                           OTHER ANNUAL       STOCK       STOCK      ALL OTHER
 NAME AND PRINCIPAL POSITION      YEAR      SALARY    BONUS(1)   COMPENSATION(2)     AWARDS     OPTIONS    COMPENSATION
------------------------------  --------   --------   --------   ---------------   ----------   --------   ------------
Francis L. McKone ............    2000     $591,487   $249,800             --             --     25,000      $107,307(5)
  Chairman of the Board(3)        1999      568,987    256,300             --             --     40,000        87,419(5)
                                  1998      550,237    222,300             --             --     40,000        97,118(5)

Frank R. Schmeler ............    2000     $451,487   $221,600             --             --     25,000      $ 37,009(5)
  President and Chief             1999      402,737    177,800             --             --     32,500        26,883(5)
  Executive Officer(4)            1998      380,237    139,500             --             --     32,500        26,780(5)

Edward Walther ...............    2000     $356,619   $128,800             --             --     16,000      $ 29,738(6)
  Group Vice President            1999      345,369    147,500             --             --     25,000        19,350(6)
                                  1998      335,829    115,500             --             --     25,000        16,254(6)

Michael C. Nahl ..............    2000     $351,948   $121,100             --             --         --      $ 66,551(5)
  Senior Vice President and       1999      341,502    120,400             --             --         --        56,495(5)
  Chief Financial Officer         1998      332,573    109,100             --             --         --        65,950(5)

William M. McCarthy ..........    2000     $271,525   $109,500             --             --     10,000      $ 33,168(7)
  Group Vice President            1999      247,402    108,200             --             --     15,000        27,643(7)
                                  1998      227,150     77,000             --             --     15,000        24,593(7)

------------------------

(1) Reflects bonus earned during the fiscal year which was paid during the next fiscal year.

(2) While the Named Officers enjoy certain perquisites, such perquisites did not exceed the lesser of $50,000 or 10% of the salary and bonus of any of the Named Officers.

(3) Mr. McKone also served as Chief Executive Officer until October 1, 2000.

(4) Mr. Schmeler became Chief Executive Officer on October 1, 2000.

(5) Above-market earnings credited, but not paid or payable, to the Named Officer during the fiscal year with respect to deferred compensation.

(6) Includes (a) above-market earnings of $29,738 in 2000, $19,350 in 1999 and $16,254 in 1998 credited, but not paid or payable, to Mr. Walther during such year with respect to deferred compensation.

(7) Includes (a) above-market earnings of $8,168 in 2000, $4,718 in 1999 and $3,693 in 1998 credited, but not paid or payable, to Mr. McCarthy during such year with respect to deferred compensation and (b) international assignment premiums of $25,000 in 2000, $22,925 in 1999 and $20,900 in 1998.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS(1)
                                  -------------------------------------------------
                                                          % OF TOTAL
                                                         OPTIONS/SARS
                                  NUMBER OF SECURITIES    GRANTED TO    EXERCISE OR                GRANT DATE
                                  UNDERLYING OPTIONS/    EMPLOYEES IN   BASE PRICE    EXPIRATION     PRESENT
NAME                                  SARS GRANTED       FISCAL YEAR      ($/SH)       DATE(2)     VALUE $(3)
----                              --------------------   ------------   -----------   ----------   -----------
Francis L. McKone...............         25,000(4)            7.2%       $10.5625      11/15/20     $140,840

Frank R. Schmeler...............         25,000(4)            7.2%        10.5625      11/15/20      168,150

Edward Walther..................         16,000(4)            4.6%        10.5625      11/15/20      120,582

Michael C. Nahl.................             --                --              --            --           --

William M. McCarthy.............         10,000(4)            2.9%        10.5625      11/15/20       77,020

------------------------

(1) None of the grants referred to in the table included stock appreciation rights. The exercise price for each option is the fair market value of a share of Class A Common Stock on the date of grant. Each option is transferable by the Optionee to any descendent of the Optionee or any trust primarily for the benefit of one or more such descendents.

(2) The Stock Option Committee may, at any time, accelerate the expiration date to a date not less than ten years from the date of the grant.

(3) Calculated using the Black-Scholes method which includes the following assumptions: expected volatility factor of 26.8% based upon 1989-2000 weekly common stock price variation of high, low and closing prices; risk-free (zero-coupon U.S. Treasury Bond) interest rates ranging from 5.3% to 5.7% based on expected remaining life of the options; and no dividend yields at the date of grant for each option. No adjustments were made for certain factors that are generally recognized to reduce the value of option contracts: I.E., that the option grants have limited transferability; that the options step-vest and are, therefore, not exercisable for a number of years; and that there is a risk of forfeiture of the non-vested portion of each option if employment is terminated.

(4) The option becomes exercisable as to 20% of the shares on each of the first five anniversaries of the date of grant but only if the optionee is then employed by the Company or a subsidiary. In the event of termination of the optionee's employment, the option terminates as to all shares as to which it is not then exercisable, except that, in the case of voluntary termination after age 62, death, disability or involuntary termination, the option becomes exercisable, immediately prior to such termination, as to one-half of the shares as to which it is not then exercisable.

OPTION/SAR EXERCISES DURING 2000 AND YEAR-END VALUES

    No stock options or stock appreciation rights were exercised by any of the Named Officers during 2000. The following table sets forth information with respect to stock options held by the Named Officers at December 31, 2000. No stock appreciation rights were held by the Named Officers at that date.

                                                          NUMBER OF
                                                    SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                   UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS
                                                      DECEMBER 31, 2000        AT DECEMBER 31, 2000 ($)(1)
                                                 ---------------------------   ---------------------------
NAME                                             EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                             -----------   -------------   -----------   -------------
Francis L. McKone..............................    490,000        105,000          $0           $71,875

Frank R. Schmeler..............................    239,500         85,500           0            71,875

Edward Walther.................................     75,000         66,000           0            46,000

Michael C. Nahl................................    335,000        265,000           0                 0

William M. McCarthy............................     34,500         38,000           0            28,750

------------------------

(1) Represents the difference between the closing price of the Company's Class A Common Stock on December 29, 2000 ($13.4375 per share) and the exercise price of the options.

PENSION PLAN TABLE

    The following table shows, as of December 31, 2000, the maximum amounts payable (on a straight life annuity basis) at age 65 under the Company's Pension Plus Plan. The amounts shown are without regard to the impact of the limits on credited earnings prescribed by Section 401 of the Internal Revenue Code and on annual benefits prescribed by Section 415 of the Internal Revenue Code, in each case as described in the Pension Plus Plan.

                              MAXIMUM ANNUAL BENEFITS UPON RETIREMENT WITH YEARS OF
                                                SERVICE INDICATED
                            ---------------------------------------------------------
CREDITED EARNINGS (1)       15 YEARS    20 YEARS    25 YEARS    35 YEARS    30 YEARS
---------------------       ---------   ---------   ---------   ---------   ---------
                                            (ROUNDED TO NEAREST $500)
$125,000..................  $ 26,000    $ 34,500    $ 43,000    $ 52,000    $ 53,500
150,000...................    31,500      42,000      52,500      63,000      65,000
175,000...................    37,000      49,500      62,000      74,500      76,500
200,000...................    43,000      57,000      71,500      85,500      88,000
225,000...................    48,500      64,500      80,500      97,000      99,500
250,000...................    54,000      72,000      90,000     108,000     111,000
300,000...................    65,500      87,000     109,000     130,500     134,500
400,000...................    88,000     117,000     146,500     175,500     180,500
450,000...................    99,000     132,000     165,000     198,000     203,500
500,000...................   110,500     147,000     184,000     220,500     227,000

------------------------

(1) The Company's Pension Plus Plan, applicable to all salaried and most hourly employees in the United States who began employment on or before October 1, 1998, provides generally that an employee who retires at his or her normal retirement age (age 65) will receive a maximum annual pension equal to
    (a) 1% of his or her average annual base compensation for the three most highly compensated consecutive calendar years in his or her last ten years of employment times his or her years of service (up to 30) plus (b) .5% of the amount by which such average annual base compensation exceeds a Social Security offset ($29,708 in 2000, increasing thereafter in proportion to the increase in the Social Security Taxable Wage Base) times his or her years of service (up to 30) plus (c) .25% of such average annual base compensation times his or her years of service in excess of 30. Effective April 1, 1994, the aggregate benefit payable pursuant to clauses
    (a) and (b) above was reduced to 1% of such average annual compensation for years of service (up to 30) earned after March 31, 1994. Effective
    January 1, 1999, this benefit was reduced further to .75% of such average annual compensation for years of service (up to 30) earned after December 31, 1998. The numbers in the above table do not reflect these reductions.

    In the case of the Named Officers, base compensation for purposes of the Pension Plan is the amount shown as "Salary" in the Summary Compensation Table. The number of credited years of service under the Plan for each of the Named Officers are as follows: 37 years for Francis L. McKone; 37 years for Frank R. Schmeler; 6 years for Edward Walther; 20 years for Michael C. Nahl; and
23 years for William M. McCarthy.

    Section 415 of the Internal Revenue Code places certain limitations on pensions that may be paid under federal income tax qualified plans. Section 401 of the Code also limits the amount of annual compensation that may be used to calculate annual benefits under such plans. The Company has adopted an unfunded supplemental employee retirement plan pursuant to which the Company will replace any Pension Plus Plan benefits (calculated as described in Note 1 to the preceding table) which a participant is prevented from receiving by reason of these limitations. All employees, including executive officers, to whom such limitations become applicable are eligible to receive benefits under the unfunded supplemental employee retirement plan.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    Decisions with respect to compensation of executive officers and the grant of stock options were made for 2000 by the Compensation and Stock Option Committee of the Board of Directors. Thomas R. Beecher, Jr., G. Allan Stenshamn, Barbara P. Wright and Christine L. Standish were members of the Committee throughout 2000. None of the persons who were members of the Committee in 2000 were employees of the Company at that time.

    The Compensation and Stock Option Committee ("the Committee") has provided the following report:

COMPENSATION OF THE EXECUTIVE OFFICERS

    The Committee seeks to compensate the executive officers of the Company, including the Chief Executive Officer, at levels, and in a manner, which will

    (a) enable the Company to attract and retain talented, well qualified, experienced and highly-motivated individuals whose performance will substantially enhance the Company's performance; and

    (b) closely align the interests of each executive officer with the interests of the Company's stockholders.

    These objectives are pursued through a base salary, annual cash bonuses and stock options.

    Total cash compensation of each executive officer--base salary plus annual cash bonus--is intended to be competitive with companies with which the Company competes for executive talent. The Committee believes that such competitors are not limited to companies in the same industry and that comparisons should be made to the compensation practices of a cross-section of U.S. industrial companies with comparable sales volumes and international complexity. The Company retains the services of professional compensation consultants to compare the compensation of its executive officers with such a cross-section. The consultants carry out such a comparison annually in the case of the Company's senior executive officers and periodically (most recently, in connection with increases to be granted in 2001) with respect to all executive officers. In addition, the Committee reviews such published surveys and other materials regarding compensation as are provided from time to time by the Company's Human Resources department.

    In general, the Committee sought to achieve total cash compensation for 2000 for each executive officer, including the Chief Executive Officer, which would place it at the median of compensation paid by U.S. industrial companies with comparable sales volumes and international complexity to executives with comparable talents, qualifications, experience and responsibilities. Where positions of a comparable nature could not be identified in comparable companies, total cash compensation was established by reference to other positions within the Company for which comparisons could be identified. The Committee also made such adjustments as it deemed appropriate to reflect the past and anticipated performance of the individual executive officer, to take into account various subjective criteria such as leadership ability, dedication and initiative, and to achieve internal equity in compensation.

    Base salaries of executive officers--including each of the Named Officers--are established as a percentage of targeted total cash compensation for each officer, the percentage ranging from 66 2/3% in the case of the Chief Executive Officer to approximately 77% in the case of other executive officers. Base salaries are not based on corporate or business unit performance. Annual cash bonuses, on the other hand, are focused on corporate and business unit performance factors identified by the Committee and on the performance of the individual executive officer in the relevant fiscal year. A cash bonus sufficient to bring total cash compensation to the targeted level is paid only if the Committee determines that performance levels which it considers appropriate for the particular fiscal year have been achieved. Lesser bonuses will be paid if such performance levels are not achieved and larger bonuses, not exceeding 100% of base salary, will be paid if performance exceeds such levels.

    Salaries of executive officers are customarily adjusted in April of each year. In April 2000 the salaries of all executive officers were increased by an average of approximately 3.6% (excluding increases granted in recognition of a substantial change in responsibilities) to reflect the reported rate of increases by comparable companies. Increases actually granted to executive officers for this purpose ranged from 0% to 6.5%.

    Early in 2000 the Committee determined that cash bonuses for executive officers for the year would be based, as in 1999, on Company performance with respect to operating income, share of market and management of inventories and accounts receivable. The Committee further indicated that it would exercise its discretion, after the close of the fiscal year, in determining to what extent cash bonuses had been earned and reserved the right to take individual performance factors into account and to employ both objective and subjective criteria.

    Following the close of 2000, the Committee reviewed Company performance with respect to the three factors it had identified. The Committee determined that, as a general matter, bonuses for executive officers for 2000 should be approximately at 87% of their target levels, with variations made on the basis of individual performance.

    The Company has two stock option plans, the 1992 Stock Option Plan and the 1998 Stock Option Plan. No stock appreciation rights may be granted under the plans and stock options granted may not be treated as Incentive Stock Options under the Internal Revenue Code. Options granted under the plans are intended as an incentive to officers and other key employees of the Company to encourage them to remain in the employ of the Company by affording them a greater interest in its success. The Committee determines when options become exercisable. Normally, 20% of each grant becomes exercisable each year but only if the optionee is an employee at the time. The exercise price of each option is the market price of the Company's shares on the date of the grant.

    The size of the individual stock options granted during 2000 was determined entirely by the discretion of the Committee. The principal factors influencing the size of individual grants in 2000 were position responsibility, compensation level and internal equity. The Committee also considered matters which pertained to the particular individual and which were relevant to the plans' purpose of encouraging continued employment, including the performance of the individual, the number of options already held by the individual and the extent to which such options had not yet become exercisable. In determining the size of individual grants, the Committee does not consider measures of corporate performance.

    At the present time the Committee does not anticipate that Section 162(m) of the Internal Revenue Code will in the ordinary course prevent the Company from deducting executive officer compensation as an expense on its corporate income tax returns. As a result, the Committee has not had to decide whether to qualify, or not to qualify, any particular form of compensation under that section of the Code.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    Francis L. McKone served as Chief Executive Officer of the Company until October 1, 2000, when he was succeeded by Frank R. Schmeler. The target total cash compensation of Messrs. McKone and Schmeler for 2000, like that of all executive officers of the Company, was set at a level believed by the Committee to be reasonably competitive with compensation paid by comparable U.S. industrial companies to executives with comparable talents, qualifications, experience and responsibilities. The Committee also took into account the many years of outstanding service to the Company by Messrs. McKone and Schmeler.

    In April 2000, Mr. McKone received a 4.5% salary increase, reflecting the Committee's favorable evaluation of Mr. McKone's overall performance as Chief Executive Officer. In November 2000, the Committee granted an option to
Mr. McKone for 25,000 shares to reflect the importance to the Company of retaining Mr. McKone's services in connection with the transition in senior management and the fact that the options then held by him were exercisable as to all but 80,000 shares. In February 2001, the Committee granted Mr. McKone a bonus of approximately 87% of target with respect to 2000, on the basis of the Company's performance with respect to operating income, share of market and inventory management and in recognition of Mr. McKone's leadership role in the Company's restructuring and cost reduction initiatives, the successful integration into the Company of the Geschmay Group, the development of a strategic alliance with Metso Corporation, the fostering of ongoing technological advances and the transition in senior management.

    In April 2000, Mr. Schmeler received a 6.5% salary increase, reflecting the Committee's favorable evaluation of Mr. Schmeler's overall performance as President and Chief Operating Officer of the Company. In November 2000, the Committee granted an option to Mr. Schmeler for 25,000 shares to reflect the importance to the Company of retaining Mr. Schmeler's services in his new position as Chief Executive Officer and the fact that the options then held by him were exercisable as to all but 60,500 shares. Also in November 2000, the Committee increased Mr. Schmeler's salary by $100,000, effective as of October 1, 2000, to reflect his assumption of the responsibilities of Chief Executive Officer on that date. In February 2001, the Committee granted
Mr. Schmeler a bonus of approximately 87% of target with respect to 2000, on the basis of the Company's performance with respect to operating income, share of market and inventory management and in recognition of Mr. Schmeler's outstanding services as President and Chief Operating Officer until October 1,2000 and thereafter as Chief Executive Officer.

                                          Compensation and Stock Option
                                          Committee
                                          Thomas R. Beecher, Jr., Chairman
                                          Christine L. Standish
                                          G. Allan Stenshamn
                                          Barbara P. Wright

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation and Stock Option Committee is composed of Directors Beecher, Christine L. Standish, Stenshamn and Wright. Mr. Stenshamn is an officer (Chairman of the Board) and director of six Swedish subsidiaries of the
Company: Albany Nordiskafilt AB: Nordiska Maskinfilt AB; Nomafa AB; Albany Wallbergs AB; and DEWA Consulting AB. Mr. Beecher and Ms. Standish are members of the Board of Directors of J. S. Standish Company ("JSSC"). Mr. McKone was a member of the Board of Directors of JSSC during 2000. Mr. Beecher is also an officer of JSSC (Secretary). The Board of Directors of JSSC serves the functions of a compensation committee. The aggregate amount received with respect to all services rendered to JSSC during 2000 was $2,100 in the case of each of Mr. McKone and Ms. Standish and $3,000 in the case of Mr. Beecher. (See "Certain Business Relationships" on page 20 for a description of remuneration paid by the Company to Ms. Standish's husband, an employee of the Company.)

STOCK PERFORMANCE GRAPH

    The following graph compares cumulative total return of the Company's Class A Common Stock during the five years ended December 31, 2000 with the cumulative total return on the S&P 500 Index and a selected peer group.

                           ALBANY INTERNATIONAL CORP.
                       FIVE YEAR CUMULATIVE TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      1995  1996   1997   1998   1999   2000
Albany International   100    130  131.6    111   92.7   80.3
S&P 500                100    123    164  210.8  255.2  231.9
Peer Group             100  129.6  173.3  115.3   91.2   61.4

    The peer group consists of companies in related industries with comparable sales volumes. Companies included are: The Dixie Group, Inc., Guilford
Mills, Inc., Nashua Corporation, and Pope & Talbot, Inc. There are no comparable domestic paper machine clothing manufacturers with publicly reported financial statements.

    The comparison assumes $100 was invested on December 31, 1995 in the Company's Class A Common Stock, the S&P 500 Index and the peer group and assumes reinvestment of dividends.

DIRECTORS' FEES

    Directors who are not employees of the Company receive an annual retainer in the amount of $20,000. The annual retainer will increase to $40,000 at the time of the 2001 Annual Meeting of Stockholders. One-half of the annual retainer is received in the form of shares of Class A Common Stock of the Company, the number of shares being determined on the basis of the closing price of such shares on the day of the Annual Meeting. Prior to August 9, 2000, non-employee directors also received $700 for each Board and Committee meeting attended (up to a maximum of $1,400 per day) and each day spent on Company business at the request of the Chairman of the Board. Committee Chairman received $1,000 for each meeting of their Committee (with a daily maximum of $1,700). Subsequent to August 9, 2000, non-employee directors receive $1,000 for each Board or Committee meeting attended (up to a maximum of $2,000 per day), $500 for participation in a meeting that is designated as a telephone meeting and $1,000 for each day spent on Company business at the request of the Chairman of the Board. Chairmen of a Committee receive an annual fee of $2,500. A Director may defer all or any part of the cash fees. Each Director elected prior to August 9, 2000 whose service as a Director terminates after such Director attains age 65 and who is not eligible to receive a pension under any Company retirement program is entitled to receive an annual pension in the amount of $20,000, payable in equal quarterly installments during his or her lifetime for a number of years equal to the number of full years of service by such person as a Director prior to May 31, 2001.

    Mr. Stenshamn received, in addition to fees received by him for his services during 2000 as a Director of the Company, total fees of approximately $8,000 for his services during 2000 as a Director of subsidiaries of the Company.

COMMITTEES

    Among the committees of the Board of Directors are a Compensation and Stock Option Committee, the current members of which are Directors Beecher, Christine L. Standish, Stenshamn and Wright, and an Audit Committee comprised of Directors Morone, Stenshamn, Wright and Kailbourne.

    The Compensation and Stock Option Committee met three times in 2000. The Committee determines the compensation of the executive officers of the Company, establishes compensation policy for management generally, decides upon the grant of options under, and administers, the Company's stock option plans and makes recommendations to the Board of Directors as to possible changes in certain employee benefits. The Committee also makes recommendations to the Board as to the election of officers. Recommendations of persons for nomination as Directors may be sent to the attention of the Company's Secretary.

    The Audit Committee met two times in 2000. Erland E. Kailbourne, G. Allan Stenshamn, Barbara P. Wright and Joseph G. Morone were members of the Committee throughout 2000. All of the members of the Audit Committee are "independent", as such term is defined in the listing standards of the New York Stock Exchange. As provided in its Charter, a copy of which is attached to this Proxy Statement as Exhibit A, the Audit Committee assists the Board of Directors in fulfilling its fiduciary responsibilities regarding the Company's accounting and financial reporting practices and internal controls with respect to accounting, finance, legal compliance and ethics and provides a means of open communication among the independent auditors, management, the Company's Director of Internal Audit and the Board of Directors. The Audit Committee Charter states that the Audit Committee is entitled to rely on advice, information and representations that it receives from the independent auditors and the Director of Internal Audit and management of the Company.

AUDIT COMMITTEE REPORT

    The Audit Committee has provided the following report:

    The Audit Committee has reviewed and discussed with management the audited financial statements for 2000.

    The Audit Committee has discussed with the independent auditors, PricewaterhouseCoopers LLP ("PWC"), the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards AU Section 380), as modified and supplemented.

    The Audit Committee has received the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified and supplemented, has discussed with PWC its independence and has considered whether the provision by PWC of the services referred to below under "Election of Auditors, All Other Fees" is compatible with maintaining the independence of PWC.

    Based on the foregoing review, discussions, disclosure and letter, the Audit Committee recommended to the Board of Directors that the audited statements for 2000 be included in the Company's Annual Report on Form 10-K for 2000 for filing with the Securities and Exchange Commission.

                                          Audit Committee
                                          Erland E. Kailbourne, Chairman
                                          G. Allan Stenshamn
                                          Barbara P. Wright
                                          Joseph G. Morone

CERTAIN BUSINESS RELATIONSHIPS AND RELATED TRANSACTIONS

    Christine L. Standish and John C. Standish are directors of the Company. Christopher Wilk, Ms. Standish's husband, and John C. Standish served as employees of the Company or one of its subsidiaries during 2000. In consideration of these services, the Company paid salary and other compensation $75,307 to Mr. Wilk. John C. Standish was paid salary and other compensation of $104,258, as well as $50,895 for reimbursement of expenses incurred as the result of his relocation from Portland, Tennessee to Albany, New York. The Company also granted 1,200 stock options to John C. Standish. As employees, each of these individuals also received benefits under the Company's insurance, disability and other employee benefit plans in accordance with the terms of such plans.

CHAIRMAN EMERITUS

    As Chairman Emeritus of the Board of Directors, J. Spencer Standish is invited to all meetings of the Board of Directors and Committees of the Board and normally attends such meetings. He is provided with office space and secretarial services at the Company's headquarters and visits other Company facilities in the United States and abroad from time to time. Other than his pension under the Company's retirement plans, and reimbursement of expenses, Mr. Standish receives no fees or other compensation for these activities.
Mr. Standish was reimbursed a total of $19,200 for expenses incurred during 2000 in connection with such visits and his attendance at meetings. In addition, the Company paid fees of $15,000 for financial consulting services rendered to Mr. Standish in 2000. Mr. Standish receives no other fees or compensation for his activities with respect to the Company.

ATTENDANCE

    The Board of Directors of the Company met five times during 2000. Each Director attended 75% or more of the aggregate of the number of meetings of the Board and of the committees of the Board on which he or she served.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's directors and officers, and any persons holding more than 10% of the Company's Class A Common Stock, to file with the Securities and Exchange Commission reports disclosing their initial ownership of the Company's equity securities, as well as subsequent reports disclosing changes in such ownership. To the Company's knowledge, based solely on a review of such reports furnished to it and written representations by certain reporting persons that no other reports were required, during the year ended December 31, 2000, all persons who were subject to the reporting requirements of Section 16(a) complied with such requirements, except that (1) Thomas H. Curry's Form 3 was not filed within 10 days of his being named an officer of the Company on January 1, 2000, (2) Richard A. Carlstrom, an officer of the Company, failed to report timely the acquisition of 1,000 shares of Class A Common Stock purchased in the open market, and (3) J. Spencer Standish, a 10% shareholder, inadvertently omitted reporting the receipt by gift of certain shares of Class B Common Stock by the Christine L. Standish Gift Trust and the John C. Standish Gift Trust in December 1999 (Mr. Standish has sole voting and dispositive power with respect to such shares). Mr. Curry's Form 3 was filed on February 17, 2000, Mr. Carlstrom's omission was corrected by his filing of an amended report on December 22, 2000 and Mr. Standish's omission was corrected in a Form 4 filed on February 7, 2001.

                              ELECTION OF AUDITORS

    The Board of Directors proposes and recommends the election, at the Annual Meeting, of the firm of PricewaterhouseCoopers LLP ("PWC") as the Company's auditors for the year 2001. Including its predecessor Coopers & Lybrand, PWC has served as the Company's auditors since 1959. A representative of PWC will be present at the meeting, will be given an opportunity to make a statement and will be available to respond to appropriate questions. As stated above in the Audit Committee Report, the Audit Committee has received the written disclosures and letter from PWC required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified and supplemented, has discussed with PWC its independence and has considered whether the provision of the services covered by the fees referred to below under "All Other Fees" is compatible with maintaining the independence of PWC.

AUDIT FEES

    The aggregate amount of the fees incurred for PWC's audit of the Company's annual financial statements for 2000 and for the reviews by PWC of the financial statements included in the Company's quarterly reports to the Securities and Exchange Commission on Form 10-Q during 2000 was $1,076,200, of which $329,500 had been billed at December 31, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    No professional services were rendered to the Company by PWC during 2000 in connection with the design or implementation of financial information systems.

ALL OTHER FEES

    The aggregate amount of the fees incurred for services rendered by PWC during 2000, other than for the audit of the Company's annual financial statements for 2000, the reviews by PWC of the financial statements included in the Company's Forms 10-Q during 2000 and the design or implementation of financial information systems, was $2,389,000, all of which had been billed at December 31, 2000.

                             STOCKHOLDER PROPOSALS

    Proposals of stockholders that are intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Company at its principal executive offices at P.O. Box 1907, Albany, New York, 12201-1907 not later than December 1, 2001 in order to be considered for inclusion in the Company's proxy statement and form of proxy. In addition, to be so included, a proposal must otherwise comply with all applicable proxy rules of the Securities and Exchange Commission.

    In addition, management proxies for the 2002 Annual Meeting may confer discretionary authority to vote on a stockholder proposal that is not included in the Company's proxy statement and form of proxy if the Company does not receive notice of such proposal by February 10, 2002 or if such proposal has been properly excluded from such proxy statement and form of proxy.

    The Company's by-laws provide that proposals of stockholders, including nominations of persons for election to the Board of Directors of the Company, shall not be presented, considered or voted upon at an annual meeting of stockholders, or at any adjournment thereof, unless (i) notice of the proposal has been received by mail directed to the Secretary of the Company at the address set forth in the Notice of Meeting not less than 100 days nor more than 180 days prior to the anniversary date of the last preceding annual meeting of stockholders and (ii) the stockholder giving such notice is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such annual meeting. Each such notice shall set forth (i) the proposal desired to be brought before the annual meeting and the reasons for presenting such proposal at the annual meeting,
(ii) the name and
address, as they appear on the Company's books, of the stockholder making such proposal, (iii) the number and class of shares owned beneficially or of record by such stockholder, (iv) any material interest of such stockholder in the proposal and (v) such other information with respect to the proposal and such stockholder as is required to be disclosed in solicitation of proxies to vote upon such proposal, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended ("the Proxy Rules"). In the case of proposed nominations of persons for election to the Board of Directors, each such notice shall also (i) set forth such information with respect to such nominees and the stockholder proposing the nominations as is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to the Proxy Rules and (ii) be accompanied by the written consent of each proposed nominee to being named in the Company's proxy statement as a nominee and to serving as a director if elected and by written confirmation by each such nominee of the information relating to such nominee contained in the notice.

                                 OTHER MATTERS

    The Board knows of no other matters to be presented for consideration at the Annual Meeting. Should any other matters properly come before the meeting, the persons named in the accompanying proxy will vote such proxy thereon in accordance with their best judgment.

    The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitation of proxies by use of the mails, regular employees of the Company, without additional compensation, may solicit proxies personally by or telephone.

                                          Thomas H. Hagoort
                                          SECRETARY

March 30, 2001

                                   EXHIBIT A

                           ALBANY INTERNATIONAL CORP.
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER

PURPOSE OF THE COMMITTEE:

    The Audit Committee will assist the Board of Directors in fulfilling its fiduciary responsibilities regarding the Company's accounting and financial reporting practices and internal controls with respect to accounting, finance, legal compliance and ethics. The Committee should provide a means of open communication among the independent auditors, management, the Director of Internal Audit and the Board of Directors.

COMPOSITION:

    The Board of Directors shall from time to time appoint the membership of the Committee and its Chairman, all of whom shall serve at the pleasure of the Board. In appointing the members of the Committee, the Board of Directors shall comply with all laws, regulations and rules applicable with respect to the number and qualifications of such members, as such laws, regulations and rules may from time to time be modified or supplemented. Unless the Board of Directors shall determine otherwise, the Director of Internal Audit shall serve as Secretary of the Committee.

MEETINGS:

    The Committee shall meet at least two times each year. Meetings of the Committee may by called by the Chairman of the Board of Directors, the Chairman of the Committee or a majority of the members of the Committee.

RESPONSIBILITIES:

(1) Review the performance of the independent auditors and make recommendations to the Board of Directors regarding the appointment or termination of the independent auditors, it being understood that the independent auditors are ultimately accountable to the Board of Directors and that the Board of Directors has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors.

(2) Approve the fees and other compensation of the independent auditors.

(3) Review and concur in the appointment or replacement of the Director of Internal Audit.

(4) Require that the independent auditors submit, on a periodic basis, a formal written statement satisfying the requirements of Independence Standards Board Standard No. 1, as such Standard may be modified or supplemented, and delineating all relationships between the independent auditors and the Company; engage in an active dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity or independence of the independent auditors; periodically review and discuss with the Director of Internal Audit all relationships he or she has with the Company; and make recommendations to the Board of Directors with respect to action deemed appropriate to satisfy the Committee and the Board of the objectivity and independence of the independent auditors and the Director of Internal Audit.

(5) Consider, with the Director of Internal Audit, the independent auditors and management, the scope of the proposed audit for each year and the audit procedures to be employed.

(6) Review and discuss with the independent auditors, the Director of Internal Audit and management the accounting principles, internal controls (including information systems controls and security) and disclosure practices of the Company and any proposed changes therein. The discussion with the independent auditors should include the auditors' views as to:

    (a) The quality, not just the acceptability, of the Company's accounting principles as applied.

    (b) The clarity of the Company's financial disclosures.

    (c) The degree of aggressiveness or conservatism of (i) the Company's accounting principles and underlying estimates and (ii) other significant decisions made by management in preparation of the financial disclosures.

(7) After the completion of each annual audit, review and discuss with the independent auditors, the Director of Internal Audit and management:

    (a) The annual financial statements, including notes, and the reports and communications of the independent auditors with respect thereto and to their audit.

    (b) Any significant findings or recommendations by the independent auditors or the internal auditors and management's responses thereto.

    (c) Any significant changes in the scope of the audit or the procedures planned to be employed.

    (d) Any difficulties or disputes in the course of the audits, including any restrictions placed on access to information.

    (e) The appropriateness of the accounting principles, internal controls and disclosure practices employed by the Company.

    (f) The matters required to be discussed pursuant to Statement on Auditing Standards No. 61.

(8) After the completion of each annual audit, determine whether, based on its review of the audited annual financial statements and discussions with respect thereto, the Committee recommends to the Board of Directors that such audited annual financial statements be included in the Company's Annual Report on Form 10K with respect to the relevant year, it being understood that the Committee is entitled to rely on advice, information and representations that it receives from the independent auditors, the Director of Internal Audit and Management.

(9) After the completion of each annual audit, and at such other times as the Committee may determine, meet separately with the independent auditors, the Director of Internal Audit and management to discuss such matters within the scope of the Committee's responsibilities as may be desired by the independent auditors, the Director of Internal Audit, management or the Committee.

(10) Review and periodically update, and monitor the enforcement of, the Company's Business Ethics Policy.

(11) Review, and monitor the results of, the Company's programs and policies designed to ensure compliance with applicable laws and regulations.

(12) Review the performance and depth of the Company's financial personnel.

(13) Report to the Board of Directors on the proceedings of each meeting of the Committee and, when appropriate, make recommendations to the Board.

(14) Review and reassess the adequacy of the Charter of the Audit Committee annually.

(15) Notwithstanding the above, it is understood that it is not the responsibility of the Audit Committee:

    (a) to plan, direct or conduct audits;

    (b) to determine whether the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles;

    (c) to resolve disagreements between management and the independent auditors; or

    (d) to ensure compliance with laws and regulations of the Company's Business Ethics Policy.

PROXY                                                                    PROXY

                           ALBANY INTERNATIONAL CORP.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 10, 2001

    The undersigned hereby constitutes and appoints Francis L. McKone, Thomas R. Beecher, Jr. and Charles B. Buchanan, and each of them, the true and lawful agents and proxies of the undersigned, with full power of substitution in each, to vote as indicated herein, all of the shares of Common Stock which the undersigned would be entitled to vote if present in person, at the Annual Meeting of Stockholders of ALBANY INTERNATIONAL CORP. to be held at the Company's headquarters, 1373 Broadway, Albany, New York on Thursday, May 10, 2001 at 11:00 a.m. local time, and any adjournment or adjournments thereof, on matters coming before said meeting.

    The shares represented by this proxy, when properly executed, will be voted in the manner directed herein. IF NO DIRECTION IS MADE, THE SHARES WILL BE VOTED FOR PROPOSALS 1 AND 2.


      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE
                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                           ALBANY INTERNATIONAL CORP.

      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY



                                                                        For All
                                                    For      Withheld    Except
PROPOSALS OF THE BOARD OF DIRECTORS                 / /        / /        / /

1. Election of Directors
   NOMINEES:  01-Francis L. McKone,                  _____________________
   02-Thomas R. Beecher, Jr.,                        Nominee(s) Exceptions
   03-Charles B. Buchanan,
   04-G. Allan Stenshamn, 05-Barbara P.
   Wright, 06-Joseph G. Morone,
   07-Christine L. Standish,
   08-Frank R. Schmeler, 09-Erland E.
   Kailbourne, 10-James L. Ferris and
   11-John C. Standish


                                                    For      Against    Abstain
2. Approval of PricewaterhouseCoopers LLP           / /        / /        / /
   as auditors.


OTHER MATTERS
In their discretion upon other
matters that may properly come
before this meeting.












This proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.
Dated __________________________, 2001
______________________________________
______________________________________
Signature(s) of Stockholder(s)